UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 2, 2005
                                                 ______________________________

                             TD Banknorth Inc.
_______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Delaware                                 000-51179                  01-0437984
_______________________________________________________________________________
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


P.O. Box 9540, Two Portland Square, Portland, Maine                  04112-9540
_______________________________________________________________________________
 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (207) 761- 8500
                                                   ____________________________

                              Not Applicable
_______________________________________________________________________________
      (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events
          ____________

     On March 2, 2005 and March 4, 2005, TD Banknorth Inc. issued the press releases included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          _________________________________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     __________          ___________


     99.1                Press Release, dated March 2, 2005

     99.2                Press Release, dated March 4, 2005



















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         TD BANKNORTH INC.


                         By: /s/ Peter J. Verrill
                             __________________________________________
                             Name:  Peter J. Verrill
                             Title: Senior Executive Vice President and
                                    Chief Operating Officer

Date:  March 4, 2005


















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